UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

HWH International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Alset Capital Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “Company,” “,” and the “Company” refer to HWH International Inc., a Delaware corporation (f/k/a Alset Capital Acquisition Corp., a Delaware corporation), after giving effect to the Business Combination (as defined below), and as renamed HWH International Inc., and where appropriate, its wholly-owned subsidiaries (including Merger Sub, as defined below) following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references to “Alset” refer to Alset Capital Acquisition Corp., a Delaware corporation, prior to the Closing Date., and references to “Merger Sub” refer to HWH Merger Sub, Inc., a Nevada corporation, prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company of HWH International Inc.

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the joint proxy statement/prospectus of Alset dated July 7, 2023 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 7, 2023 (the “Proxy Statement/Prospectus”) in the section entitled “Frequently Used Terms,” and such definitions are incorporated herein by reference.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Current Report controls.

As previously disclosed, on August 1, 2023, Alset held the Special Meeting, at which the Alset stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On January 9, 2024 (the “Closing Date”), the parties consummated the Business Combination. In connection with the Business Combination, Alset changed its name from Alset Capital Acquisition Corp. to HWH International Inc.

In connection with Alset’s initial public offering on February 3, 2022 (the “IPO”), 8,625,000 units were issued, with each unit consisting of one share of Alset’s Class A common stock (the “Public Shares”), one right to receive one-tenth (1/10) of one share of Class A common stock upon consummation of the Company’s Initial Business Combination, and one-half of one redeemable warrant, with each warrant entitling the holder thereof to purchase one share of Alset’s Class A Common Stock.

The holders of 8,591,072 Public Shares properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from the IPO. Such holders received approximately $89,054,221.20 in the aggregate.

As a result of the Business Combination, each share of Class A common stock was cancelled and converted into shares of the Company’s common stock, on the terms set forth in the Merger Agreement, dated September 9, 2022. Pursuant to the terms of the Merger Agreement, the aggregate number of shares of Company common stock that was delivered as consideration in the Business Combination was capped at 12,500,000 shares.

Also, as a result of the Business Combination, each outstanding share of Class B common stock, with par value of $0.0001 per share, of Alset (the “Class B Common Stock”), automatically converted into one share of Class A common stock, with $0.0001 par value per share, of Alset (the “Class A Common Stock”), and then subsequently converted into one share of Company common stock.

Item 1.01	Entry into Material Definitive Agreement.

Merger Agreement

As previously disclosed, on August 1, 2023, Alset held the Special Meeting, at which the Alset stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On the Closing Date, the parties consummated the Business Combination pursuant to the terms of that certain Agreement and Plan of Merger, dated September 9, 2022 (the “Merger Agreement”), by and among Alset, Merger Sub, a Nevada corporation, and HWH International Inc., a Nevada corporation.

Pursuant to the terms of the Merger Agreement, (and upon all other conditions pursuant to the Merger Agreement being satisfied or waived), on the Closing Date, (i)  the Merger Agreement provides for the combination of HWH and Merger Sub under Alset, with HWH surviving as the Surviving Corporation (collectively, the “Merger”). At the consummation of the Merger, HWH will survive as a direct, wholly-owned subsidiary of Alset; and (ii) Alset will change its name to “HWH International Inc.”

The transaction has closed, as all closing conditions as referenced in the Merger Agreement have either been met or waived by the parties. Certain closing conditions that have been waived by the parties, pursuant to the Merger Agreement include Section 8.1(i), which states “the aggregate cash available to Alset at the Closing from the Trust Account (after giving effect to the redemption of any shares of Alset Class A Common Stock in connection with the Alset Proposals, but before giving effect to (i) the payment of the Outstanding Alset Transaction Expenses, and (ii) the payment of the Outstanding Company Transaction Expenses), shall equal or exceed Thirty Million dollars ($30,000,000); and 8.1(j), which states “upon the closing, Alset shall not have redeemed shares of Alset Class A Common Stock in the Offer in an amount that would cause Alset to have less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act).”

Registration Rights Agreement

On January 31, 2022 the Company, the Sponsor, and certain persons and entities holding securities of the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is obligated to register certain securities, including (i) all of the shares of Company common stock and warrants held by the Sponsor, and Company common stock issuable upon exercise of such warrants, and (ii) the shares of Company common stock and Company common stock underlying warrants that were issued in the Private Placement on January 31, 2022. The Company is obligated to (a) file a resale registration statement to register such securities within 15 business days after the closing of the Business Combination, and (b) use reasonable best efforts to cause such registration statement to be declared effective by the SEC within 60 business days after the closing of the Business Combination.

Lock-Up Agreements

In connection with the execution of the Merger Agreement, at the closing, each of the HWH Holders holding more than 5% of the HWH Common Stock and certain members of HWH’s management team will enter into a Lock-Up Agreement with Alset in substantially the form attached to the letter Agreement dated January 31, 2022 (the “Letter Agreement”) (each, a “Lock-Up Agreement”). Under the Lock-Up Agreement, each such holder will agree not to, during the period commencing from the Closing and with respect to the shares of Alset Common Stock to be received as part of the Merger Consideration by the HWH Holder (together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Restricted Securities”), (A) ending on the earlier of six months after the date of the Closing, the date on which the closing sale price of shares of Alset Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing or (y) the date after the Closing on which Alset consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Alset’s stockholders having the right to exchange their equity holdings in Alset for cash, securities or other property.

Satisfaction And Discharge Agreement

On December 18, 2023, the Company entered into a Satisfaction and Discharge of Indebtedness Agreement (the “Satisfaction Agreement”) in connection with the Underwriting Agreement, dated January 31, 2022 (the “Underwriting Agreement”), with EF Hutton, LLC (“EF Hutton”), in which pursuant to that certain Underwriting Agreement the Company was due to pay $3,018,750 to EF Hutton as deferred underwriting commission (the “Deferred Underwriting Commission”) upon the closing of the business combination. In lieu of the Company tendering the full amount of Deferred Underwriting Commission, the Company and EF Hutton entered into the Satisfaction Agreement, pursuant to which EF Hutton will accept a combination of $325,000 in cash (the “Cash Payment”) upon the closing of the business combination, 149,443 shares of the Company’s common stock (the “Shares”) and a $1,184,375 promissory note (the “Promissory Note”) as full satisfaction of the Deferred Underwriting Commission. Satisfaction and discharge of the Deferred Underwriting Commission is dependent on the Company’s delivery of the Cash Payment, the Shares and the Promissory Note under the terms of the Satisfaction Agreement. Additionally, the Company has granted EF Hutton an irrevocable right of first refusal (the “ROFR”) to act as the sole investment banker, sole book-runner, and/or sole placement agent, at EF Hutton’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financing for a period commencing on the date of the satisfaction and ending twenty-four (24) months after the closing of the business combination.

Item 1.02	Termination of Material Definitive Agreement

On July 30, 2023, by and among Alset Capital Acquisition Corp., a Delaware corporation and HWH International Inc., a Nevada corporation, on the one hand, and Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”), Meteora Select Trading Opportunities Master, LP (“MSTO”) and Meteora Strategic Capital, LLC, (“MSC”) (with MCP, MSOF, MSTO and MSC collectively as “Seller”), on the other hand (the “Confirmation”) and the Subscription Agreement entered into as of July 30, 2023, by and among ACAX and Seller (the “Subscription Agreement”). The Subscription Agreement has been terminated.

In addition, the Company did not incur any early termination penalties in connection with the Termination of the Subscription Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the disclosure set forth in the “Introductory Note” section above is hereby incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company,” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Consummation, and as discussed below in Item 5.06 of this Current Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies, and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target,” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to the following:

●	the outcome of any known and unknown litigation and regulatory proceedings, including the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company;

●	the ability to maintain the listing of Company common stock and warrants on The Nasdaq Stock Market;

●	the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability to grow, manage growth profitably, and retain key employees;

●	changes adversely affecting the business in which the Company is engaged;

●	the Company’s ability to execute on its plans to develop and commercialize its current clinical assets, as well as any future clinical assets that it licenses, and the timing of any such commercialization;

●	the Company’s ability to identify future clinical assets to develop and obtain licenses to such clinical assets;

●	the Company’s projected financial information, growth rate, strategies, and market opportunities;

●	the ability of the Company to meet its future capital requirements to fund its operations, which may involve debt and/or equity financing, and to obtain such debt and/or equity financing on favorable terms, and its sources and uses of cash;

●	the success of the Company’s research and development strategies;

●	the Company’s ability, assessment of, and strategies to compete with, its competitors;

●	the Company’s reliance on third-party service providers;

●	the Company’s estimates regarding expenses, future revenue, capital requirements, and needs for additional financing;

●	the Company’s ability to maintain and protect its intellectual property;

●	changes in applicable laws or regulations affecting the Company and/or its business;

●	the risk of disruption to the Company’s current plans and operations, including, but not limited to, as a result of any business disruption due to political or economic instability, pandemics or armed hostilities or a business disruption resulting from a cybersecurity attack; and

●	other factors disclosed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus, which is hereby incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management of Alset After the Business Combination,” which is hereby incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Risk Factors,” which is hereby incorporated herein by reference.

Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “HWH’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” which is hereby incorporated herein by reference.

Other Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the consolidated financial information of Alset and the unaudited pro forma condensed combined financial information of the Company.

The selected historical financial information of HWH as of and for the years ended December 31, 2021, and 2022, is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Selected Historical Financial Information of HWH”.

Properties

Our executive offices are located at 4800 Montgomery Ln., Ste 210, Bethesda, MD 20814, and our telephone number is (301) 971-3955. The cost for our use of this space is included in the $10,000 per month fee we pay to our Alset Management Group Inc. (“Alset Management”) for office space, administrative and shared personnel support services. Upon completion of the Initial Business Combination, the Company will cease paying these monthly fees. We consider our current office space adequate for our current operations.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Alset Common Stock immediately following the consummation of the Business Combination by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Alset Common Stock and/or is expected to be the beneficial owner of more than 5% of the outstanding shares of Alset Common Stock post-Business Combination; and

●	each of the Company’s executive officers and directors;

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Effective upon the Closing Date, including the redemption of Public Shares as described above, the Company had 16,223,246 shares of common stock issued and outstanding.

See “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

Unless otherwise indicated, Alset believes that all persons named in the table below have sole voting and investment power with respect to all shares of capital stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Company Common Stock Beneficially Owned	Percentage of Shares of Outstanding Company Common Stock
Directors and Executive Officers(1)
Heng Fai Ambrose Chan(2)(3)(4)	13,827,250	84.0%
John Thatch		%
Anthony Chan
Rongguo Wei		%
Danny Lim		%
William Wu		%
Wong Shui Yeung (Frankie		%
Wong Tat Keung (Aston)		%
All directors and executive officers as a group (8 individuals) (2)(3)(4)	13,827,250	84.0%

5% Beneficial Owners
Alset Acquisition Sponsor, LLC (2)(4)(5)	2,914,250	17.7%
Alset International Limited(6)	10,900,000	67.2%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is c/o HWH International Inc., 4800 Montgomery Ln., Ste 210, Bethesda, MD 20814.
(2)	Alset Acquisition Sponsor, LLC, our sponsor, is the record holder of the securities reported herein. Alset Inc. and Alset International Limited are the owners of 55% and 45%, respectively, of Alset Acquisition Sponsor, LLC. Alset Inc. owns a majority of Alset International Limited. Heng Fai Ambrose Chan is the Chief Executive Officer and Majority Stockholder of Alset Inc. Mr. Chan may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Chan disclaims any such beneficial ownership except to the extent of his pecuniary interest.
(3)	Heng Fai Ambrose Chan directly owns 13,000 shares of the Company’s common stock.
(4)	Sponsor and affiliates’ total percentage ownership in the Company, assuming exercise and conversion of all securities held thereby, consists of (i) 2,156,250 founder shares held by our Sponsor, and (ii) 473,750 placement units that the Sponsor purchased in connection with our IPO (consisting of 1 share of our Class A Common Stock, 1/2 placement warrant and 1 placement right). Each founder share was converted at the Closing into one share of Common Stock, and each placement unit was split into its component securities. Immediately after the Business Combination, the Sponsor beneficially owns 2,914,250 shares of Common Stock, consisting of (i) 2,156,250 shares of Common Stock, (ii) 473,750 shares of Common Stock from the component of placement units consisting of Alset Class A Common Stock, (iii) 47,375 shares of Common Stock from exercise of placement rights, and (iv) 236,875 shares of Common Stock upon exercise of placement warrants.
(5)	The business address of Alset Acquisition Sponsor, LLC is 4800 Montgomery Ln., Ste 210, Bethesda, MD 20814.
(6)	Alset International Limited owns 10,900,000 shares of the Company’s Common Stock The business address of Alset International Limited is 9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989.
The information provided in the above table in the “Security Ownership of Certain Beneficial Owners and Management” section may be subject to change upon additional filings with the SEC.

Directors and Executive Officers

Other than as disclosed below in Item 5.02, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management of Alset After the Business Combination,” which is hereby incorporated herein by reference; however, the Company has, at the present time, maintained a Board of Directors consisting of four persons: Heng Fai Ambrose Chan, Wong (Frankie) Shui Yeung, William Wu and Wong (Aston) Tat Keung and has not yet added additional directors.

Executive Compensation and Corporate Governance

Executive Compensation

Certain matters relating to the Company’s executive officers are described in the Proxy Statement/Prospectus in the sections entitled “Executive Compensation of Alset” and “Management of Alset After the Business Combination,” which are hereby incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Current Report is hereby incorporated herein by reference.

Director Compensation

Certain matters relating to the Company’s directors are described in the Proxy Statement/Prospectus in the sections entitled “Executive Compensation of Alset — Director Compensation” and “Management of Alset After the Business Combination”, which are hereby incorporated herein by reference.

Committees of the Board of Directors

The standing committees of the Board currently include an audit committee and a compensation committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. Each of these committees is currently composed of Wong Tat Keung, William Wu and Wong Shui Yeung.

Our Audit Committee and Compensation Committee will each comply with the listing requirements of the Nasdaq Marketplace Rules. At least one member of the Audit Committee will be an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, and each member will be “independent” as that term is defined in Rule 5605(a) of the Nasdaq Marketplace Rules. Our Board of Directors has determined that each of Wong Tat Keung, William Wu and Wong Shui Yeung is independent.

Code of Ethics

The Board has adopted a new code of ethics that applies to all of the Company’s directors, officers, and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, which is available free of charge on the Company’s corporate website at https://www.hwhintl.com/. The information on the Company’s website is not part of this Current Report. The code of ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of the code of conduct on the Company’s website.

Compensation Committee Interlocks and Insider Participation

The information described in the Proxy Statement/Prospectus in the section entitled “Management of Alset After the Business Combination — Compensation Committee Interlocks and Insider Participation” is hereby incorporated herein by reference.

Certain Relationships and Related Person Transactions, and Director Independence

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions,” which is hereby incorporated herein by reference.

A description of the independence of the Company’s directors is described in the Proxy Statement/Prospectus in the section entitled “Management of Alset After the Business Combination — Director Independence,” which is hereby incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About Alset — Legal Proceedings,” which is hereby incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

The Company’s common stock has commenced trading on The Nasdaq Global Market of The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “HWH” on January 9, 2024, and the Company’s warrants are expected to commence trading on the OTC under the symbol “HWHW” at a later date, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination. Alset’s units, comprised of one Class A common share, one-half of one warrant and one right, ceased trading separately on Nasdaq on January 9, 2024. In addition, as a result of the Business Combination, each share of Class A common stock was converted into one share of Company common stock and each Alset warrant exercisable for shares of Class A common stock is now exercisable for shares of Company common stock.

The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The payment of any cash dividends will be within the discretion of the Board. The Company currently expects that it will retain future earnings to finance operations and grow its business.

Effective upon the Closing Date, including the redemption of Public Shares as described above, the Company had 16,223,246 shares of common stock issued and outstanding.

Recent Sales of Unregistered Securities

As previously disclosed, on November 8, 2021, Alset Acquisition Sponsor, LLC, our sponsor, purchased an aggregate of 2,156,250 founder shares, for an aggregate offering price of $25,000 at an average purchase price of approximately $0.012 per share. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. Our sponsor is an accredited investor for purposes of Rule 501 of Regulation D.

At the Closing, pursuant to the Satisfaction Agreement entered into on December 18, 2023, the Company issued 149,443 shares of the Company’s common stock to EF Hutton. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Description of Registrant’s Securities to be Registered

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Description of Securities of Alset”, which is hereby incorporated herein by reference. As described below, the Company’s Amended and Restated Certificate of Incorporation the (“A&R Certificate of Incorporation”) was approved by Alset’s stockholders at the Special Meeting and became effective as of the Closing Date.

Indemnification of Directors and Officers

Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Management of Alset After the Business Combination — Limitation on Liability and Indemnification of Directors and Officers” and “Description of Securities of Alset — Limitation on Liability and Indemnification of Directors and Officers” which are hereby incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report relating to the financial information of the Company, and to Exhibits to this Current Report, all of which are hereby incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in “Introductory Note” above is hereby incorporated into this Item 3.01 by reference.

In connection with the consummation of the Business Combination, on the Closing Date, the Company notified Nasdaq that the Business Combination had become effective and that Alset’s outstanding securities had been converted into Company common stock and warrants. The Company’s common stock commenced trading under the symbol “HWH” on January 9, 2024, and the Company’s warrants are expected to commence trading on under the symbol “HWHW” at a later date. The Company requested that Nasdaq delist Alset’s units and warrants that previously traded under the symbols “ACAXU” and “ACAXW”, respectively. Trading of Alset’s Class A common stock, redeemable warrants, and units on Nasdaq ceased on January 9, 2024.

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed, on November 8, 2021, Alset Acquisition Sponsor, LLC, our sponsor, purchased an aggregate of 2,156,250 founder shares, for an aggregate offering price of $25,000 at an average purchase price of approximately $0.012 per share. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. Our sponsor is an accredited investor for purposes of Rule 501 of Regulation D.

At the Closing, pursuant to the Satisfaction Agreement entered into on December 18, 2023, the Company issued 149,443 shares of the Company’s common stock to EF Hutton. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, the Company filed an A&R Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the A&R Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the section entitled “The Charter Amendments Proposal,” which is incorporated herein by reference.

Additionally, the disclosure set forth in the Introductory Note and Item 5.03 of this Current Report is hereby incorporated herein by reference. A copy of the A&R Certificate of Incorporation is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Current Report is hereby incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2024, Heng Fai Ambrose Chan resigned from the position of Chief Executive Officer of the Company. Additionally, on January 9, 2024, John “JT” Thatch has been appointed to the Chief Executive Officer of the Company.

John “JT” Thatch has served HWH’s Chief Executive Officer and director since July 7, 2023, and as a director of DSS, Inc., since May 9, 2019, and as Lead Independent Director at DSS, Inc. since December 9, 2019 through June 2022. Mr. Thatch is an accomplished, energetic, entrepreneur-minded executive who has the vision and knowledge to create growth and shareholder value any organization. Mr. Thatch has successfully started, owned and operated several sized businesses in various industries, including service, retail, wholesale, on-line learning, finance, real estate management and technology companies. Since March 2018, Mr. Thatch has served as the President, Chief Executive Officer and Vice Chairman of Sharing Services Global Corporation, a publicly traded holding company focused in the direct selling and marketing industry. He is a minority member of Superior Wine & Spirits, a Florida-based wholesale company since February of 2016. Mr. Thatch served as Chief Executive Officer of Universal Education Strategies, Inc. from January 2009 to January 2016, an organization the development and sales of educational products and services. From 2000 - 2005, he was the Chief Executive Officer of Onscreen Technologies, Inc., currently listed on NASDAQ as Orbital Energy Group “OEG”, a global leader in the development of cutting-edge thermal management technologies for integrated LED technologies, circuits, superconductors and solar energy solutions. Mr. Thatch was responsible for all aspects of the company including board and stockholder communications, public reporting and compliance with Sarbanes-Oxley, structuring and managing the firm’s financial operations, and expansion initiatives for all corporate products and services. Mr. Thatch’s public company financial and management experience in the strategic growth and development of various companies qualify him to Board serve on the Company’s Board of Directors and audit committees.

Effective upon the consummation of the Business Combination, the following sets forth certain information, concerning the person who now serve as directors, executive officers and key employees of the Company:

Name	Age	Position
Heng Fai Ambrose Chan	79	Executive Chairman, Director
John “JT” Thatch	61	Chief Executive Officer
Rongguo Wei	52	Chief Financial Officer
Anthony Chan	59	Chief Operating Officer
Danny Lim	31	Chief Strategy Officer
Vincent Lum	60	Chief Technology Officer
Liaw Wei Sheng	32	Chief Compliance Officer
Adam Tan	30	Asia Chief Operating Officer
Wong (Frankie) Shui Yeung	53	Independent Director
William Wu	57	Independent Director
Wong (Aston) Tat Keung	53	Independent Director

Other than as disclosed in this Item 5.02 of this Current Report, reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Management of Company Following the Business Combination” for biographical information about each of the directors and officers following the Business Combination and to Item 1.01 of this Current Report, which are hereby incorporated herein by reference; however, the Company has, at the present time, maintained a Board of Directors consisting of four persons: Heng Fai Ambrose Chan, Wong (Frankie) Shui Yeung, William Wu and Wong (Aston) Tat Keung.

Compensatory Arrangements for Directors

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Management of Alset After the Business Combination — Director Compensation,” which is hereby incorporated herein by reference.

Indemnity Agreements

Each of the Company’s newly appointed directors and officers entered into indemnity agreements with the Company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Management of Alset After the Business Combination—Limitation on Liability and Indemnification of Directors and Officers” which is hereby incorporated herein by reference, and the full text of the form of the Indemnity Agreement which is included as Exhibit 10.10 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of January 8, 2024, the Company amended and restated its certificate of incorporation, pursuant to the A&R Certificate of Incorporation, and the Company adopted amended and restated bylaws pursuant to an Amended and Restated Bylaws (the “A&R Bylaws”).

Copies of the A&R Certificate of Incorporation and the A&R Bylaws are attached as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

The material terms of the A&R Certificate of Incorporation and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are described in the Proxy Statement/Prospectus under the sections entitled “The Charter Amendments Proposals,” “The Advisory Charter Amendments Proposals,” and “Comparison of Stockholders’ Rights,” which are hereby incorporated herein by reference.

Additionally, in connection with the consummation of the Business Combination, the Company’s fiscal year end automatically changed from November 30 to December 31.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the Closing Date, in connection with the consummation of the Business Combination, the Board adopted a new code of ethics, which is applicable to all of the Company’s directors, officers, and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, which is available free of charge on the Company’s corporate website at https://www.hwhintl.com/. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of the code of conduct on the Company’s website.

Item 7.01	Regulation FD Disclosure.

On January 8, 2024, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of HWH as of and for the years ended December 31, 2022 and 2021 are set forth in the Proxy Statement/Prospectus in the section of the financial statements entitled “Audited Financial Statements of HWH,” and are incorporated herein by reference. The unaudited condensed financial statements of HWH for the nine-month periods ended September 30, 2023 and 2022, and are set forth in Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Alset and HWH as of December 31, 2022 and for the year ended December 31, 2022 and the nine months ended September 30, 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
3.1	A&R Certificate of Incorporation.
3.2	A&R Bylaws.
10.1	Agreement and Plan of Merger Agreement (including as Annex A-1 to the Proxy Statement/Prospectus and incorporated herein by reference).
10.2	Registration Rights Agreement between the Registrant and certain security holders, incorporated by reference to Exhibit 10.3 of the Registrant’s Current Report on Form 8-K/A filed with the SEC on February 8, 2022
10.3	Satisfaction and Discharge Agreement, dated December 18, 2023
10.10	Form of Indemnity Agreement (filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-4 on (Reg No. 333-267841) dated, and incorporated herein by reference)
10.11	Form of Securities Subscription Agreement between Alset Capital Acquisition Corp. and Alset Capital Acquisition Corp. and Alset Acquisition Sponsor, LLC. (filed as Exhibit 10.6 to the Company’s Form S-4 (Reg No. 333-267841) dated November 8, 2021 and incorporated herein by reference).
99.1	Unaudited condensed consolidated financial statements of Alset as of and for the nine-month periods ended August 31, 2023.
99.2	Audited condensed consolidated financial statements of Alset as of and for the year ended November 30, 2022 and for the period from October 20, 2021 (inception) through November 30, 2021 (filed within the Company’s Registration Statement on Form S-4 on (Reg No. 333-267841), and incorporated herein by reference).
99.3	Unaudited condensed consolidated financial statements of HWH as of and for the nine-month periods ended September 30, 2023, and 2022.
99.4	Audited condensed consolidated financial statements of HWH as of and for the year ended December 31, 2022 and 2021(filed within the Company’s Registration Statement on Form S-4 on (Reg No. 333-267841), and incorporated herein by reference).
99.5	Unaudited pro forma condensed combined financial information of the Company as of and for the nine-months period ended September 30, 2023, and the year ended December 31, 2022.
99.6	Joint Press Release dated January 8, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2024	HWH INTERNATIONAL INC.

	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer